                                                                 EXHIBIT 24
                                                                 ----------

                               POWER OF ATTORNEY
                               -----------------


KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AMERITECH CORPORATION, a Delaware corporation (the "Company"), and Ameritech Capital Funding Corporation, a Delaware corporation ("Capital Funding"), propose to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement (the "Registration Statement") with respect to the registration of $1,000,000,000 principal amount of debt securities of Capital Funding and the guarantees of such debt securities by the Company; and

     WHEREAS, the undersigned is a Director of the Company:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints R. H. Brown, R. C. Notebaert, R. W. Pehlke and O. G. Shaffer, and each of them with full power to act without the others, as attorneys for the undersigned as a Director of the Company, with full power to act for and on behalf of the undersigned in connection with, and to execute and file on behalf of the undersigned, the Registration Statement, and any and all amendments or supplements to the Registration Statement, hereby granting to said attorneys full power and authority to do and perform every act and thing whatsoever requisite, necessary or appropriate to be done as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 15th day of March, 1995.

                                       (signature of R. H. Brown)
                                       ------------------------------
                                       R. H. Brown


STATE OF ILLINOIS   )
COUNTY OF COOK      )

     On the 15th day of March, 1995, personally appeared before me R. H. Brown, to me known to be the person described in and who executed the foregoing instrument, and such person duly acknowledged that such person executed and delivered the same for the purposes therein expressed.

     Witness my hand and official seal this 15th day of March, 1995.

                                       (signature of Judy L. Anker)
                                       ------------------------------
                                       Notary Public

                               POWER OF ATTORNEY
                               -----------------


KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AMERITECH CORPORATION, a Delaware corporation (the "Company"), and Ameritech Capital Funding Corporation, a Delaware corporation ("Capital Funding"), propose to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement (the "Registration Statement") with respect to the registration of $1,000,000,000 principal amount of debt securities of Capital Funding and the guarantees of such debt securities by the Company; and

     WHEREAS, the undersigned is a Director of the Company:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints R. H. Brown, R. C. Notebaert, R. W. Pehlke and O. G. Shaffer, and each of them with full power to act without the others, as attorneys for the undersigned as a Director of the Company, with full power to act for and on behalf of the undersigned in connection with, and to execute and file on behalf of the undersigned, the Registration Statement, and any and all amendments or supplements to the Registration Statement, hereby granting to said attorneys full power and authority to do and perform every act and thing whatsoever requisite, necessary or appropriate to be done as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 15th day of March, 1995.

                                       (signature of D. C. Clark)
                                       ------------------------------
                                       D .C. Clark


STATE OF ILLINOIS   )
COUNTY OF COOK      )

     On the 15th day of March, 1995, personally appeared before me D. C.
Clark, to me known to be the person described in and who executed the foregoing instrument, and such person duly acknowledged that such person executed and delivered the same for the purposes therein expressed.

     Witness my hand and official seal this 15th day of March, 1995.

                                       (signature of Judy L. Anker)
                                       ------------------------------
                                       Notary Public

                               POWER OF ATTORNEY
                               -----------------


KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AMERITECH CORPORATION, a Delaware corporation (the "Company"), and Ameritech Capital Funding Corporation, a Delaware corporation ("Capital Funding"), propose to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement (the "Registration Statement") with respect to the registration of $1,000,000,000 principal amount of debt securities of Capital Funding and the guarantees of such debt securities by the Company; and

     WHEREAS, the undersigned is a Director of the Company:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints R. H. Brown, R. C. Notebaert, R. W. Pehlke and O. G. Shaffer, and each of them with full power to act without the others, as attorneys for the undersigned as a Director of the Company, with full power to act for and on behalf of the undersigned in connection with, and to execute and file on behalf of the undersigned, the Registration Statement, and any and all amendments or supplements to the Registration Statement, hereby granting to said attorneys full power and authority to do and perform every act and thing whatsoever requisite, necessary or appropriate to be done as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 15th day of March, 1995.

                                       (signature of M. R. Goodes)
                                       ------------------------------
                                       M. R. Goodes


STATE OF ILLINOIS   )
COUNTY OF COOK      )

     On the 15th day of March, 1995, personally appeared before me M. R.
Goodes, to me known to be the person described in and who executed the foregoing instrument, and such person duly acknowledged that such person executed and delivered the same for the purposes therein expressed.

     Witness my hand and official seal this 15th day of March, 1995.


                                       (signature of Judy L. Anker)
                                       ------------------------------
                                       Notary Public

                               POWER OF ATTORNEY
                               -----------------


KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AMERITECH CORPORATION, a Delaware corporation (the "Company"), and Ameritech Capital Funding Corporation, a Delaware corporation ("Capital Funding"), propose to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement (the "Registration Statement") with respect to the registration of $1,000,000,000 principal amount of debt securities of Capital Funding and the guarantees of such debt securities by the Company; and

     WHEREAS, the undersigned is a Director of the Company:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints R. H. Brown, R. C. Notebaert, R. W. Pehlke and O. G. Shaffer, and each of them with full power to act without the others, as attorneys for the undersigned as a Director of the Company, with full power to act for and on behalf of the undersigned in connection with, and to execute and file on behalf of the undersigned, the Registration Statement, and any and all amendments or supplements to the Registration Statement, hereby granting to said attorneys full power and authority to do and perform every act and thing whatsoever requisite, necessary or appropriate to be done as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 15th day of March, 1995.

                                       (signature of H. H. Gray)
                                       ------------------------------
                                       H. H. Gray


STATE OF ILLINOIS   )
COUNTY OF COOK      )

     On the 15th day of March, 1995, personally appeared before me H. H.
Gray, to me known to be the person described in and who executed the foregoing instrument, and such person duly acknowledged that such person executed and delivered the same for the purposes therein expressed.

     Witness my hand and official seal this 15th day of March, 1995.

                                       (signature of Judy L. Anker)
                                       ------------------------------
                                       Notary Public

                               POWER OF ATTORNEY
                               -----------------


KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AMERITECH CORPORATION, a Delaware corporation (the "Company"), and Ameritech Capital Funding Corporation, a Delaware corporation ("Capital Funding"), propose to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement (the "Registration Statement") with respect to the registration of $1,000,000,000 principal amount of debt securities of Capital Funding and the guarantees of such debt securities by the Company; and

     WHEREAS, the undersigned is a Director of the Company:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints R. H. Brown, R. C. Notebaert, R. W. Pehlke and O. G. Shaffer, and each of them with full power to act without the others, as attorneys for the undersigned as a Director of the Company, with full power to act for and on behalf of the undersigned in connection with, and to execute and file on behalf of the undersigned, the Registration Statement, and any and all amendments or supplements to the Registration Statement, hereby granting to said attorneys full power and authority to do and perform every act and thing whatsoever requisite, necessary or appropriate to be done as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 15th day of March, 1995.

                                       (signature of J. A. Henderson)
                                       ------------------------------
                                       J. A. Henderson


STATE OF ILLINOIS   )
COUNTY OF COOK      )

     On the 15th day of March, 1995, personally appeared before me J. A. Henderson, to me known to be the person described in and who executed the foregoing instrument, and such person duly acknowledged that such person executed and delivered the same for the purposes therein expressed.

     Witness my hand and official seal this 15th day of March, 1995.


                                       (signature of Judy L. Anker)
                                       ------------------------------
                                       Notary Public

                               POWER OF ATTORNEY
                               -----------------


KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AMERITECH CORPORATION, a Delaware corporation (the "Company"), and Ameritech Capital Funding Corporation, a Delaware corporation ("Capital Funding"), propose to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement (the "Registration Statement") with respect to the registration of $1,000,000,000 principal amount of debt securities of Capital Funding and the guarantees of such debt securities by the Company; and

     WHEREAS, the undersigned is a Director of the Company:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints R. H. Brown, R. C. Notebaert, R. W. Pehlke and O. G. Shaffer, and each of them with full power to act without the others, as attorneys for the undersigned as a Director of the Company, with full power to act for and on behalf of the undersigned in connection with, and to execute and file on behalf of the undersigned, the Registration Statement, and any and all amendments or supplements to the Registration Statement, hereby granting to said attorneys full power and authority to do and perform every act and thing whatsoever requisite, necessary or appropriate to be done as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 15th day of March, 1995.

                                       (signature of S. B. Lubar)
                                       ------------------------------
                                       S. B. Lubar


STATE OF ILLINOIS   )
COUNTY OF COOK      )

     On the 15th day of March, 1995, personally appeared before me S. B.
Lubar, to me known to be the person described in and who executed the foregoing instrument, and such person duly acknowledged that such person executed and delivered the same for the purposes therein expressed.

     Witness my hand and official seal this 15th day of March, 1995.


                                       (signature of Judy L. Anker)
                                       ------------------------------
                                       Notary Public

                               POWER OF ATTORNEY
                               -----------------


KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AMERITECH CORPORATION, a Delaware corporation (the "Company"), and Ameritech Capital Funding Corporation, a Delaware corporation ("Capital Funding"), propose to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement (the "Registration Statement") with respect to the registration of $1,000,000,000 principal amount of debt securities of Capital Funding and the guarantees of such debt securities by the Company; and

     WHEREAS, the undersigned is a Director of the Company:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints R. H. Brown, R. C. Notebaert, R. W. Pehlke and O. G. Shaffer, and each of them with full power to act without the others, as attorneys for the undersigned as a Director of the Company, with full power to act for and on behalf of the undersigned in connection with, and to execute and file on behalf of the undersigned, the Registration Statement, and any and all amendments or supplements to the Registration Statement, hereby granting to said attorneys full power and authority to do and perform every act and thing whatsoever requisite, necessary or appropriate to be done as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 15th day of March, 1995.

                                       (signature of L. M. Martin)
                                       ------------------------------
                                       L. M. Martin


STATE OF ILLINOIS   )
COUNTY OF COOK      )

     On the 15th day of March, 1995, personally appeared before me L. M.
Martin, to me known to be the person described in and who executed the foregoing instrument, and such person duly acknowledged that such person executed and delivered the same for the purposes therein expressed.

     Witness my hand and official seal this 15th day of March, 1995.


                                       (signature of Judy L. Anker)
                                       ------------------------------
                                       Notary Public

                               POWER OF ATTORNEY
                               -----------------


KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AMERITECH CORPORATION, a Delaware corporation (the "Company"), and Ameritech Capital Funding Corporation, a Delaware corporation ("Capital Funding"), propose to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement (the "Registration Statement") with respect to the registration of $1,000,000,000 principal amount of debt securities of Capital Funding and the guarantees of such debt securities by the Company; and

     WHEREAS, the undersigned is a Director of the Company:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints R. H. Brown, R. C. Notebaert, R. W. Pehlke and O. G. Shaffer, and each of them with full power to act without the others, as attorneys for the undersigned as a Director of the Company, with full power to act for and on behalf of the undersigned in connection with, and to execute and file on behalf of the undersigned, the Registration Statement, and any and all amendments or supplements to the Registration Statement, hereby granting to said attorneys full power and authority to do and perform every act and thing whatsoever requisite, necessary or appropriate to be done as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 15th day of March, 1995.

                                       (signature of A. C. Martinez)
                                       ------------------------------
                                       A. C. Martinez



STATE OF ILLINOIS   )
COUNTY OF COOK      )

     On the 15th day of March, 1995, personally appeared before me A. C. Martinez, to me known to be the person described in and who executed the foregoing instrument, and such person duly acknowledged that such person executed and delivered the same for the purposes therein expressed.

     Witness my hand and official seal this 15th day of March, 1995.


                                       (signature of Judy L. Anker)
                                       ------------------------------
                                       Notary Public

                               POWER OF ATTORNEY
                               -----------------


KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AMERITECH CORPORATION, a Delaware corporation (the "Company"), and Ameritech Capital Funding Corporation, a Delaware corporation ("Capital Funding"), propose to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement (the "Registration Statement") with respect to the registration of $1,000,000,000 principal amount of debt securities of Capital Funding and the guarantees of such debt securities by the Company; and

     WHEREAS, the undersigned is a Director of the Company:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints R. H. Brown, R. C. Notebaert, R. W. Pehlke and O. G. Shaffer, and each of them with full power to act without the others, as attorneys for the undersigned as a Director of the Company, with full power to act for and on behalf of the undersigned in connection with, and to execute and file on behalf of the undersigned, the Registration Statement, and any and all amendments or supplements to the Registration Statement, hereby granting to said attorneys full power and authority to do and perform every act and thing whatsoever requisite, necessary or appropriate to be done as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 15th day of March, 1995.

                                       (signature of R. C. Notebaert)
                                       -----------------------------------
                                       R. C. Notebaert


STATE OF ILLINOIS   )
COUNTY OF COOK      )

     On the 15th day of March, 1995, personally appeared before me R. C. Notebaert, to me known to be the person described in and who executed the foregoing instrument, and such person duly acknowledged that such person executed and delivered the same for the purposes therein expressed.

     Witness my hand and official seal this 15th day of March, 1995.


                                       (signature of Judy L. Anker)
                                       ------------------------------
                                       Notary Public

                               POWER OF ATTORNEY
                               -----------------


KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AMERITECH CORPORATION, a Delaware corporation (the "Company"), and Ameritech Capital Funding Corporation, a Delaware corporation ("Capital Funding"), propose to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement (the "Registration Statement") with respect to the registration of $1,000,000,000 principal amount of debt securities of Capital Funding and the guarantees of such debt securities by the Company; and

     WHEREAS, the undersigned is a Director of the Company:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints R. H. Brown, R. C. Notebaert, R. W. Pehlke and O. G. Shaffer, and each of them with full power to act without the others, as attorneys for the undersigned as a Director of the Company, with full power to act for and on behalf of the undersigned in connection with, and to execute and file on behalf of the undersigned, the Registration Statement, and any and all amendments or supplements to the Registration Statement, hereby granting to said attorneys full power and authority to do and perform every act and thing whatsoever requisite, necessary or appropriate to be done as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 15th day of March, 1995.

                                       (signature of J. D. Ong)
                                       -------------------------------
                                       J. D. Ong


STATE OF ILLINOIS   )
COUNTY OF COOK      )

     On the 15th day of March, 1995, personally appeared before me J. D.
Ong, to me known to be the person described in and who executed the foregoing instrument, and such person duly acknowledged that such person executed and delivered the same for the purposes therein expressed.

     Witness my hand and official seal this 15th day of March, 1995.


                                       (signature of Judy L. Anker)
                                       ------------------------------
                                       Notary Public

                               POWER OF ATTORNEY
                               -----------------


KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AMERITECH CORPORATION, a Delaware corporation (the "Company"), and Ameritech Capital Funding Corporation, a Delaware corporation ("Capital Funding"), propose to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement (the "Registration Statement") with respect to the registration of $1,000,000,000 principal amount of debt securities of Capital Funding and the guarantees of such debt securities by the Company; and

     WHEREAS, the undersigned is a Director of the Company:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints R. H. Brown, R. C. Notebaert, R. W. Pehlke and O. G. Shaffer, and each of them with full power to act without the others, as attorneys for the undersigned as a Director of the Company, with full power to act for and on behalf of the undersigned in connection with, and to execute and file on behalf of the undersigned, the Registration Statement, and any and all amendments or supplements to the Registration Statement, hereby granting to said attorneys full power and authority to do and perform every act and thing whatsoever requisite, necessary or appropriate to be done as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 15th day of March, 1995.

                                       (signature of A. B. Rand)
                                       ------------------------------
                                       A. B. Rand


STATE OF ILLINOIS   )
COUNTY OF COOK      )

     On the 15th day of March, 1995, personally appeared before me A. B.
Rand, to me known to be the person described in and who executed the foregoing instrument, and such person duly acknowledged that such person executed and delivered the same for the purposes therein expressed.

     Witness my hand and official seal this 15th day of March, 1995.


                                       (signature of Judy L. Anker)
                                       ------------------------------
                                       Notary Public

                               POWER OF ATTORNEY
                               -----------------


KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AMERITECH CORPORATION, a Delaware corporation (the "Company"), and Ameritech Capital Funding Corporation, a Delaware corporation ("Capital Funding"), propose to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement (the "Registration Statement") with respect to the registration of $1,000,000,000 principal amount of debt securities of Capital Funding and the guarantees of such debt securities by the Company; and

     WHEREAS, the undersigned is a Director of the Company:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints R. H. Brown, R. C. Notebaert, R. W. Pehlke and O. G. Shaffer, and each of them with full power to act without the others, as attorneys for the undersigned as a Director of the Company, with full power to act for and on behalf of the undersigned in connection with, and to execute and file on behalf of the undersigned, the Registration Statement, and any and all amendments or supplements to the Registration Statement, hereby granting to said attorneys full power and authority to do and perform every act and thing whatsoever requisite, necessary or appropriate to be done as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 15th day of March, 1995.

                                       (signature of J. A. Unruh)
                                       ------------------------------
                                       J. A. Unruh


STATE OF ILLINOIS   )
COUNTY OF COOK      )

     On the 15th day of March, 1995, personally appeared before me J. A.
Unruh, to me known to be the person described in and who executed the foregoing instrument, and such person duly acknowledged that such person executed and delivered the same for the purposes therein expressed.

     Witness my hand and official seal this 15th day of March, 1995.


                                       (signature of Judy L. Anker)
                                       ------------------------------
                                       Notary Public